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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2002

                           INTERLEUKIN GENETICS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   000-23413                 94-3123681
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(State or other              (Commission               (IRS Employer
jurisdiction of              File Number)             Identification No.)
 incorporation)


                      135 Beaver Street, Waltham, MA 02452
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (781) 398-0700
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                             Item 5. Other Events.

    On December 10, 2002, Interleukin Genetics, Inc. publicly disseminated a press release announcing that its common stock would be delisted from the Nasdaq Stock Market effective with the open of business on December 10, 2002. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto

Item 7.   Financial Statements and Exhibits.

(c)       Exhibit

99.1         Press Release dated December 10, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERLEUKIN GENETICS, INC.
                                         ---------------------------
                                         (Registrant)

Date:   December 10, 2002                /s/ Fenel M. Eloi
        -----------------                ---------------------------------------
                                         Fenel M. Eloi, Chief Operating Officer,
                                         Chief Financial Officer, Treasurer and
                                         Secretary and Treasurer